SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 21, 2004

SILICON GRAPHICS INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

1600 Amphitheatre Parkway Mountain View, CA
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

        (c)

        99.1 Earnings Press Release dated January 21, 2004

Item 12. Results of Operations and Financial Condition

        On January 21, 2004, the Company announced its financial results for the fiscal quarter ended December 26, 2003. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2004	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated January 21, 2004